UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 30, 2016

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

001-37845	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 30, 2016, Microsoft Corporation (the “Company”) held its 2016 Annual Shareholders Meeting (the “Annual Meeting”). There were 7,779,736,996 shares of common stock entitled to be voted, of which 6,894,716,318 were voted in person or by proxy. At the Annual Meeting:

(1) The shareholders voted to elect each of the eleven (11) nominees for director.

(2) The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

(3) The shareholders voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2017.

(4) The shareholders approved an amendment to the Company’s Articles of Incorporation.

(5) The shareholders approved the French Sub Plan under the 2001 Stock Plan.

(6) The shareholders rejected a non-binding shareholder proposal to amend the Company’s proxy access bylaw.

The Company’s inspector of election certified the following vote tabulations:

Election of directors

	Vote result	% Votes For	For	Against	Abstain	Broker Non-votes
William H. Gates III	Re-elected	99.6%	5,575,617,586	23,161,409	3,630,178	1,292,307,145
Teri L. List-Stoll	Re-elected	99.9%	5,591,273,174	6,357,894	4,778,105	1,292,307,145
G. Mason Morfit	Re-elected	99.4%	5,566,392,994	31,052,658	4,963,521	1,292,307,145
Satya Nadella	Re-elected	99.8%	5,584,792,413	13,408,811	4,207,949	1,292,307,145
Charles H. Noski	Re-elected	99.1%	5,543,846,320	51,444,972	7,117,881	1,292,307,145
Helmut Panke	Re-elected	99.1%	5,544,681,610	50,579,271	7,148,292	1,292,307,145
Sandra E. Peterson	Re-elected	99.9%	5,591,547,972	5,862,005	4,999,196	1,292,307,145
Charles W. Scharf	Re-elected	99.5%	5,571,794,442	25,647,798	4,966,933	1,292,307,145
John W. Stanton	Re-elected	99.4%	5,565,591,947	31,906,388	4,910,838	1,292,307,145
John W. Thompson	Re-elected	99.8%	5,589,164,855	8,503,166	4,741,152	1,292,307,145
Padmasree Warrior	Re-elected	99.5%	5,572,072,762	25,266,874	5,069,537	1,292,307,145

Advisory vote on executive compensation

Vote result	% Votes For	For	Against	Abstain	Broker Non-votes
Approved	96.1%	5,361,963,742	218,233,286	22,212,145	1,292,307,145

Ratification of appointment of independent auditors

Vote result	% Votes For	For	Against	Abstain	Broker Non-votes
Approved	98.8%	6,798,905,732	85,344,033	10,466,553	0

Amendment to the Company’s Articles of Incorporation

Vote result	% Votes For	For	Against	Abstain	Broker Non-votes
Approved	71.5%	5,566,320,739	27,171,557	8,916,877	1,292,307,145

Approval of the French Sub Plan under the 2001 Stock Plan

Vote result	% Votes For	For	Against	Abstain	Broker Non-votes
Approved	97.6%	5,418,980,911	135,313,255	48,115,007	1,292,307,145

Shareholder proposal to amend proxy access bylaw

Vote result	% Votes For	For	Against	Abstain	Broker Non-votes
Rejected	26.8%	1,477,965,264	4,035,982,475	88,461,434	1,292,307,145

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

3.1	Amended and Restated Articles of Incorporation of Microsoft Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: December 1, 2016	/S/ JOHN A. SEETHOFF
John A. Seethoff
Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Microsoft Corporation